Execution Copy

Exhibit 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 13, 2013 (this “Third Amendment”) is made by and among GSI Group Corporation, a Michigan corporation (the “Lead Borrower”), NDS Surgical Imaging, LLC, a Delaware limited liability company (“NDS” and, together with the Lead Borrower, the “Borrowers” and each a “Borrower”), GSI Group Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), each of the other Guarantors party hereto, each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

The Borrowers, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 27, 2012 (as amended pursuant to that certain Consent and First Amendment to Amended and Restated Credit Agreement dated as of January 14, 2013, that certain Joinder and Amendment Agreement dated as of February 1, 2013 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of April 30, 2013, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain financial accommodations to the Borrowers. The Borrowers, the Lenders and Administrative Agent wish to amend the Credit Agreement in certain respects, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. Definitions. Except as otherwise defined in this Third Amendment, terms defined in the Credit Agreement are used herein as defined therein.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 3 below, the undersigned Lenders hereby agree that, effective as of the date hereof, the Credit Agreement shall be amended as follows:

(a) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement shall be amended by deleting “June 30, 2013” from clause (x)(I) thereof and inserting “March 31, 2014” in its stead, so that the entire definition of Consolidated EBITDA reads as follows:

“Consolidated EBITDA” means, for any period, for Holdings and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for any Measurement Period plus (a) the following to the extent deducted in calculating such Consolidated Net Income with respect to such period: (i) Consolidated Interest Charges and, to the extent not reflected in such Consolidated Interest Charges, (A) fees, expenses and charges incurred in respect of financing activities (including commissions, discounts and closing fees) during such period and (B) payments made in respect of Swap Contracts permitted hereunder entered into for the purpose of hedging interest rate risk during such period; (ii) the provision for federal, state, local and foreign income and other similar taxes for such period, including all taxes reported as “income taxes” on Holding’s consolidated financial statements for such period; (iii) depreciation and amortization expense for such period; (iv) unusual or non-recurring charges, including (x) restructuring charges from ongoing operations and divestitures (I) in an amount not to exceed $10,000,000 in the aggregate during any Measurement Period from the Restatement Date through March 31, 2014 and (II) in an amount not to exceed $5,000,000 in the aggregate during any Measurement Period thereafter, and (y) restructuring charges, fees, expenses and charges incurred in respect of acquisitions, equity issuances, indebtedness and investments (whether or not consummated), for which consent from Lenders is not otherwise required under the terms of this Agreement, in an amount not to exceed $7,500,000 in the aggregate during any Measurement Period; (v) Non-Cash Charges minus (b) without duplication and to the extent included in determining Consolidated Net Income for such period, (i) non-cash income or gains, all as determined in accordance with GAAP and (ii) earnings from equity method investments less the aggregate amount of cash actually distributed by such Person during such Measurement Period to Holdings or a Subsidiary as dividend or other distribution.

(b) Section 2.15(a) of the Credit Agreement shall be amended by deleting “$50,000,000” therefrom and inserting “$100,000,000” in its stead, so that the entire section 2.15(a) reads as follows:

Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Revolving Credit Lenders), the Borrowers may from time to time, request an increase in the Revolving Credit Facility by an amount (for all such requests, when aggregated with any increases under Section 2.16) not exceeding $100,000,000; provided that any such request for an increase shall be in a minimum amount of $5,000,000. At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Credit Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Credit Lenders).

(c) Section 2.16(a) of the Credit Agreement shall be amended by deleting “$50,000,000” therefrom and inserting “$100,000,000” in its stead, so that the entire section 2.16(a) reads as follows:

Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Term Lenders), the Borrowers may from time to time, request an increase in the Term Loans or a new tranche of Term Loans (an (“Incremental Tranche”) by an amount (for all such requests, when aggregated with any increases under Section 2.15) not exceeding $100,000,000; provided that any such request for an increase shall be in a minimum amount of $5,000,000. At the time of the Lead Borrower sending such

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notice, the Lead Borrower, on behalf of the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Term Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Term Lenders).

3. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a) the Borrowers shall have delivered to the Administrative Agent a counterpart of this Third Amendment executed by the Borrowers and each other Loan Party;

(b) the Required Lenders and the Administrative Agent shall have indicated their consent and agreement by executing this Third Amendment;

(c) the representations and warranties made by each Loan Party in Section 4 hereof are true and correct as of the date hereof; and

(d) no Event of Default shall have occurred and be continuing.

4. Representations and Warranties.

The Borrowers and the other Loan Parties each represents and warrants to the Lenders that the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on the date hereof, other than any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof; provided that (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (b) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (c) each reference in the Credit Agreement to “this Agreement” or the “Credit Agreement” or the like shall include reference to this Third Amendment and the Credit Agreement as amended hereby.

5. Effect on Loan Documents. The Credit Agreement (as amended hereby) and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein the execution, delivery, and performance of this Third Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof. Each of the Loan Parties hereby ratifies and confirms in all respects all of its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party.

6. No Novation; Entire Agreement. This Third Amendment evidences solely the amendment of the terms and provisions of the obligations of the Borrowers and the other Loan Parties under the Loan Documents and is not a novation or discharge thereof. There are no other understandings, express or implied, among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.

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7. Choice of Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8. Counterparts; Facsimile Execution. This Third Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Third Amendment.

9. Construction. This Third Amendment is a Loan Document. This Third Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Third Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement. Upon and after the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date first above written.

LEAD BORROWER:
GSI GROUP CORPORATION

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Chief Financial Officer

HOLDINGS: GSI GROUP INC.

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Chief Financial Officer

GUARANTORS: EXCEL TECHNOLOGY, INC. MICROE SYSTEMS CORP. MES INTERNATIONAL INC.

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Secretary

CAMBRIDGE TECHNOLOGY, INC. CONTINUUM ELECTRO-OPTICS, INC. PHOTO RESEARCH, INC. QUANTRONIX CORPORATION SYNRAD, INC.

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Assistant Secretary

GSI GROUP LIMITED

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Director

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BORROWER: NDS SURGICAL IMAGING, LLC

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	President

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Larkin
Name:	Angela Larkin
Title:	Assistant Vice President

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BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ John F. Lynch
Name:	John F. Lynch
Title:	Senior Vice President

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SILICON VALLEY BANK

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Vice President

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HSBC BANK USA N.A.

By:	/s/ KerryAnne O’Callaghan
Name:	KerryAnne O’Callaghan
Title:	Senior Assistant Vice President

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TD BANK, N.A.

By:	/s/ Amy LeBlanc Hackett
Name:	Amy LeBlanc Hackett
Title:	SVP

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JPMORGAN CHASE BANK, N.A.

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	Senior Vice President

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BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Jed Hall
Name:	Jed Hall
Title:	Managing Director

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